Exhibit 10.4

AMENDMENT NO. 4 TO

PATENT AND TECHNOLOGY LICENSE AGREEMENT

This Amendment No. 4, effective as of the date fully executed by both Parties (“Amendment No. 4 Effective Date”), to that certain Patent and Technology License Agreement between the Parties dated April 2, 2012, as previously amended by Amendment No.1 dated October 19, 2015 and Amendment No. 2 dated November 1, 2018, and Amendment No. 3 dated May 20, 2020 (as so amended, the “Original License”), is made by and between the Board of Regents (“Board”) of The University of Texas System (“System”), an agency of the State of Texas, on behalf of The University of Texas M. D. Anderson Cancer Center (hereinafter “UTMDACC”), a member institution of System, and Moleculin Biotech, Inc. (hereinafter “Licensee”), a Delaware corporation having a principal place of business located at 5300 Memorial Dr., Suite 950, Houston, Texas 77007. Board, on behalf of UTMDACC, and Licensee may herein be referred to collectively as the “Parties.”

RECITALS

A.

Moleculin Biotech, Inc. is the assignee of the Original License pursuant to that certain Assignment and Assumption Agreement dated November 17, 2015. Accordingly, Moleculin Biotech, Inc. may be referenced herein as the “Licensee.”

B.	Board and Licensee desire to amend the Original License.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, the Parties hereby agree to the following:

AMENDED TERMS

1.	Subsections (b) and (c) of Section 13.2 of the Original License shall be deleted in their entirety and replaced with the following:

(b)	within nine (9) months after the Amendment No. 3 Effective Date, file an INVESTIGATIONAL NEW DRUG APPLICATION with the FDA for a PHASE I STUDY for a LICENSED PRODUCT;

(c)	within two and one-half (2.5) years after the Amendment No. 3 Effective Date, commence a PHASE I STUDY for a LICENSED PRODUCT; and

(d)	within four and one-half (4.5) years after the Amendment No. 3 Effective Date, commence a PHASE II STUDY for a LICENSED PRODUCT.

As used in Subsections 13.2(c) and 13.2(d) above, a PHASE I STUDY, or a PHASE II STUDY, shall be deemed to commence upon the administration of a LICENSED PRODUCT or placebo to the first patient enrolled in the PHASE I STUDY, or PHASE II STUDY, respectively.

Licensee may extend any of the deadlines for achieving the milestones set forth in Subsections (b) – (d) above, up to a maximum of three (3) times, upon written notice to UTMDACC requesting an extension and full payment of the Extension Fee, as defined below, prior to expiration of the respective deadline. For purposes of this Agreement, the term “Extension Fee” shall mean the amount set forth in Table 13.2 below for each deadline extension request. Upon payment of each Extension Fee with respect to any of such milestones, an additional six months will be added to the time for completion of such milestone and all other as yet unmet milestones in Subsections (b) – (d) above. It is understood and agreed that time is of the essence with respect to payment of the Extension Fee, and failure to timely pay an Extension Fee shall not be subject to any cure period. In no event shall any of the deadlines in Subsections (b) – (d) above be subject to more than three (3) six month extensions.

Table 13.2
Extension	Extension Fee
First six (6) month extension	$[***]
Second six (6) month extension	$[***]
Third six (6) month extension	$[***]

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]

The parties agree that Licensee has requested and paid the Extension Fee for a first extension. Notwithstanding the preceding paragraph of this section 13.2, the Parties agree that if Moleculin files the equivalent of an INVESTIGATIONAL NEW DRUG APPLICATION for a PHASE I STUDY for a LICENSED PRODUCT in the United Kingdom, India, Australia, or Brazil prior to August 20, 2021, then the Extension Fee for a second six month extension in order to meet the requirements of Section 13.2(b) shall be waived; provided, however, Moleculin must still request such extension even though no payment is required and such request will be applied to the three (3) allotted requests. For clarity, if Moleculin requires the second six month extension in order to meet the requirement of Section 13.2(b), but has not yet filed the equivalent of an INVESTIGATIONAL NEW DRUG APPLICATION for a PHASE I STUDY for a LICENSED PRODUCT in at least one (1) of the above named jurisdictions prior to prior to August 20, 2021, then a second Extension Fee shall be required.

2.

Licensee shall be solely responsible for timely submission of this Amendment No. 4, or any portions thereof, to any securities exchange or any governmental or quasi- governmental entity if required by applicable law or regulation.

3.	This Amendment No. 4 shall be construed and enforced in accordance with the laws of the United States of America and the State of Texas, without regard to its conflict of law provisions.

4.

The Parties acknowledge and agree that, except as set forth in this Amendment No. 4, the terms and conditions of the Original License shall remain in full force and effect. Moreover, this Amendment No. 4 shall not modify or supersede any other agreements between the Parties.

IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Amendment No. 4.

BOARD OF REGENTS OF THE                                    MOLECULIN BIOTECH, INC.

UNIVERSITY OF TEXAS System, on behalf of

THE UNIVERSITY OF TEXAS

M. D. ANDERSON CANCER CENTER

By_[***]_________________________                           By:_/s/ Jonathan P. Foster_______

Printed Name: [***]________________                           Printed Name: _Jonathan P. Foster

Title: [***]_______________________                           Title: EVP / CFO

Date: 6/15/2021                                                                  Date: 5/31/2021

Approved as to Content:

By_[***]_______________________

[***], J.D., Ph.D.

Senior Vice President

Research Administration & Industry Relations

M. D. Anderson Cancer Center

Date: 6/15/2021

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. THE REDACTED TERMS HAVE BEEN MARKED WITH THREE ASTERISKS [***]